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                          Prudential World Fund, Inc.
                      Prudential International Value Fund
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                         Supplement dated June 12, 2001
           to the Prospectus for Prudential International Value Fund
                and the Statement of Additional Information for
              Prudential World Fund, Inc., each of which is dated
                               February 28, 2001

   This Supplement modifies certain portions of the Prospectus of Prudential International Value Fund (the 'International Value Series'), a series of Prudential World Fund, Inc. (the 'Company'), and the Statement of Additional Information of the Company (the 'SAI'), relating to the advisory fees that the Series pays to Prudential Investments Fund Management LLC, the International Value Series' manager ('PIFM'). The information in this Supplement supersedes that contained in the Prospectus and SAI to the extent that it is inconsistent with information in those documents.

1. On page 14 of the Prospectus, under 'How the Series is Managed--Manager,' the last sentence of the first paragraph should read as follows:

   For the fiscal year ended October 31, 2000, the International Value Series paid fees at the annual rate of 0.96% of the average daily net assets of the Series to PIFM for investment management services.

2. On page B-25 of the SAI, the following modifies the fourth paragraph under 'Investment Advisory and Other Services--(a) Investment Advisers,' relating to the International Value Series' payment of investment management fees to PIFM.

   From inception, the International Value Series paid an investment management fee to PIFM at the annual rate of 1.00% of the Series' average daily net assets. At its regular quarterly meeting on November 18, 1999, the Board of Directors of the Company (the 'Board') approved an asset-based breakpoint in the fee payable to PIFM by the International Value Series resulting in a reduced investment management fee equal to an annual rate of 1.00% of the Series' average daily net assets up to $300 million and 0.95% of the Series' average daily net assets in excess of $300 million.
MF115C1

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   Due to a clerical error, the fee payable to PIFM was disclosed in the
   Company's registration statement as 1.00% of the International Value Series' average daily net assets up to $300 million and 0.90% of the Series' average daily net assets in excess of $300 million.

   On May 23, 2001, the Board approved continuation of the management agreement between the Company and PIFM with respect to the International Value Series, including the fee breakpoint as it was originally approved in December 1999, that is, providing for an investment management fee payable to PIFM at the annual rate of 0.95% of the Series' average daily net assets in excess of $300 million. Accordingly, effective with the fiscal year commencing April 1, 2000, the fee payable to PIFM on the International Value Series' average daily net assets in excess of $300 million is calculated at the correct annual rate of 0.95%.